Exhibit 99.1

DANA INCORPORATED

Quarterly Financial Information and Reconciliations of Non-GAAP Financial Measures

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported in accordance with GAAP.

Free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding discretionary pension contributions less purchases of property, plant and equipment. We believe these measures are useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow and adjusted free cash flow are not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Free cash flow and adjusted free cash flow may not be comparable to similarly titled measures reported by other companies.

The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS, free cash flow and adjusted free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income (loss) and diluted EPS. Providing net income (loss) and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss) and diluted EPS, including restructuring actions, asset impairments and certain income tax adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended March 31, 2020 and 2019

	Three Months Ended
(In millions, except per share amounts)	March 31,
	2020	2019
Net sales	$1,926	$2,163
Costs and expenses
Cost of sales	1,720	1,863
Selling, general and administrative expenses	106	136
Amortization of intangibles	3	2
Restructuring charges, net	3	9
Impairment of goodwill	(51)
Other income (expense), net	4	(13)

Earnings before interest and income taxes	47	140
Interest income	2	2
Interest expense	29	27

Earnings before income taxes	20	115
Income tax expense (benefit)	(16)	20
Equity in earnings of affiliates	2	6

Net income	38	101
Less: Noncontrolling interests net income	2	4
Less: Redeemable noncontrolling interests net loss	(2)	(1)

Net income attributable to the parent company	$38	$98

Net income per share available to common stockholders
Basic	$0.26	$0.68
Diluted	$0.26	$0.68
Weighted-average shares outstanding—Basic	144.2	143.9
Weighted-average shares outstanding—Diluted	144.8	144.8

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Three Months Ended March 31, 2020 and 2019

	Three Months Ended
(In millions)	March 31,
	2020	2019
Net income	$38	$101
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(154)	27
Hedging gains and losses	29	5
Defined benefit plans	3	5

Other comprehensive income (loss)	(122)	37

Total comprehensive income (loss)	(84)	138
Less: Comprehensive (income) loss attributable to noncontrolling interests	17	(2)
Less: Comprehensive income attributable to redeemable noncontrolling interests	(6)	(4)

Comprehensive income (loss) attributable to the parent company	$(73)	$132

DANA INCORPORATED

Consolidated Balance Sheet (Unaudited)

As of March 31, 2020 and December 31, 2019

(In millions, except share and per share amounts)	March 31,	December 31,
	2020	2019
Assets
Current assets
Cash and cash equivalents	$628	$508
Marketable securities	23	19
Accounts receivable
Trade, less allowance for doubtful accounts of $7 in 2020 and $9 in 2019	1,109	1,103
Other	192	202
Inventories	1,213	1,193
Other current assets	142	137

Total current assets	3,307	3,162
Goodwill	441	493
Intangibles	230	240
Deferred tax assets	603	580
Other noncurrent assets	133	120
Investments in affiliates	178	182
Operating lease assets	171	178
Property, plant and equipment, net	2,172	2,265

Total assets	$7,235	$7,220

Liabilities and equity
Current liabilities
Short-term debt	$312	$14
Current portion of long-term debt	28	20
Accounts payable	1,181	1,255
Accrued payroll and employee benefits	166	206
Taxes on income	44	46
Current portion of operating lease liabilities	42	42
Other accrued liabilities	294	262

Total current liabilities	2,067	1,845
Long-term debt, less debt issuance costs of $26 in 2020 and $28 in 2019	2,335	2,336
Noncurrent operating lease liabilities	134	140
Pension and postretirement obligations	440	459
Other noncurrent liabilities	224	305

Total liabilities	5,200	5,085

Commitments and contingencies
Redeemable noncontrolling interests	175	167
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, no shares outstanding	—	—
Common stock, 450,000,000 shares authorized, $0.01 par value,
144,480,975 and 143,942,539 shares outstanding	2	2
Additional paid-in capital	2,391	2,386
Retained earnings	644	622
Treasury stock, at cost (10,432,777 and 10,111,191 shares)	(156)	(150)
Accumulated other comprehensive loss	(1,098)	(987)

Total parent company stockholders’ equity	1,783	1,873
Noncontrolling interests	77	95

Total equity	1,860	1,968

Total liabilities and equity	$7,235	$7,220

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended March 31, 2020 and 2019

	Three Months Ended
(In millions)	March 31,
	2020	2019
Operating activities
Net income	$38	$101
Depreciation	85	74
Amortization	4	3
Amortization of deferred financing charges	2	1
Earnings of affiliates, net of dividends received	(2)	(5)
Stock compensation expense	4	5
Deferred income taxes	(35)	(14)
Pension expense, net	1	4
Impairment of goodwill	51
Change in working capital	(183)	(175)
Other, net	(16)	(10)

Net cash used in operating activities	(51)	(16)

Investing activities
Purchases of property, plant and equipment	(63)	(98)
Acquisition of businesses, net of cash acquired	(8)	(606)
Purchases of marketable securities	(12)	(5)
Proceeds from sales and maturities of marketable securities	6	6
Settlements of undesignated derivatives	(3)	(20)
Other, net	(5)	(1)

Net cash used in investing activities	(85)	(724)

Financing activities
Net change in short-term debt	298	(2)
Proceeds from long-term debt	4	675
Repayment of long-term debt	(1)	(9)
Deferred financing payments		(12)
Dividends paid to common stockholders	(15)	(14)
Distributions to noncontrolling interests	(1)	(1)
Contributions from noncontrolling interests	2	1
Repurchases of common stock		(25)
Other, net	(4)	(3)

Net cash provided by financing activities	283	610

Net increase (decrease) in cash, cash equivalents and restricted cash	147	(130)
Cash, cash equivalents and restricted cash - beginning of period	518	520
Effect of exchange rate changes on cash balances	(29)	5

Cash, cash equivalents and restricted cash - end of period	$636	$395

DANA INCORPORATED

Reconciliation of Net Cash Provided by Operating Activities to

Free Cash Flow and Adjusted Free Cash Flow (Unaudited)

	Three Months Ended
(In millions)	March 31,
	2020	2019
Net cash used in operating activities	$(51)	$(16)
Purchases of property, plant and equipment	(63)	(98)

Free cash flow	(114)	(114)
Discretionary pension contributions	—	—

Adjusted free cash flow	$(114)	$(114)

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Three Months Ended March 31, 2020 and 2019

	Three Months Ended
(In millions)	March 31,
	2020	2019
Sales
Light Vehicle	$808	$906
Commercial Vehicle	333	431
Off-Highway	532	552
Power Technologies	253	274

Total Sales	$1,926	$2,163

Segment EBITDA
Light Vehicle	$83	$102
Commercial Vehicle	21	41
Off-Highway	72	82
Power Technologies	30	34

Total Segment EBITDA	206	259
Corporate expense and other items, net	(1)	(2)

Adjusted EBITDA	$205	$257

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Three Months Ended March 31, 2020 and 2019

	Three Months Ended
(In millions)	March 31,
	2020	2019
Segment EBITDA	$206	$259
Corporate expense and other items, net	(1)	(2)

Adjusted EBITDA	205	257
Depreciation	(85)	(74)
Amortization	(4)	(3)
Non-service cost components of pension and OPEB costs	(2)	(6)
Restructuring charges, net	(3)	(9)
Stock compensation expense	(4)	(5)
Strategic transaction expenses, net of transaction fee breakup income	(6)	(13)
Impairment of goodwill	(51)
Acquisition related inventory adjustments		(4)
Non-income tax legal judgment		6
Other items	(3)	(9)

Earnings before interest and income taxes	47	140
Interest income	2	2
Interest expense	29	27

Earnings before income taxes	20	115
Income tax expense (benefit)	(16)	20
Equity in earnings of affiliates	2	6

Net income	$38	$101

DANA INCORPORATED

Diluted Adjusted EPS (Unaudited)

For the Three Months Ended March 31, 2020 and 2019

(In millions, except per share amounts)

	Three Months Ended
	March 31,
	2020	2019
Net income attributable to parent company	$38	$98
Items impacting income before income taxes:
Restructuring charges	3	9
Amortization	4	4
Strategic transaction expenses, net of transaction breakup fee income	6	13
Acquisition related inventory adjustments		4
Non-income tax legal judgment		(6)
Impairment of goodwill	51
Loss on deal contingent forward		13
Other items		(1)
Items impacting income taxes:
Net income tax expense on items above	(3)	(5)
Tax benefit attributable to utilization of federal tax credits, state tax law changes and valuation allowance adjustments	(31)	(16)

Adjusted net income	$68	$113

Diluted shares - as reported	144.8	144.8

Adjusted diluted shares	144.8	144.8

Diluted adjusted EPS	$0.47	$0.78